Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2021

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT GROUP, INC.

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 15
Same Store Results	16 - 17
Consolidated Joint Ventures and Fund	18 - 21
Unconsolidated Joint Ventures	22 - 25
Capital Structure	26
Debt Analysis	27
Debt Maturities	28

Selected Property Data
Portfolio Summary	29
Same Store Leased Occupancy	30
Top Tenants and Industry Diversification	31
Leasing Activity	32
Lease Expirations	33 - 35
Cash Basis Capital Expenditures	36

Definitions	37 - 38

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
David Zobel	Executive Vice President, Head of Acquisitions
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-5808	(212) 738-6140	(904) 520-4973
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Richard Skidmore	Daniel Ismail
Evercore ISI	Goldman Sachs	Green Street Advisors
(212) 446-9462	(801) 741-5459	(949) 640-8780
steve.sakwa@evercoreisi.com	richard.skidmore@gs.com	dismail@greenst.com

Omotayo Okusanya	Vikram Malhotra	Blaine Heck
Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(646) 949-9672	(212) 761-7064	(443) 263-6529
omotayo.okusanya@mizuhogroup.com	vikram.malhotra@morganstanley.com	blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2021
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.16)	$(0.10)
Our share of real estate depreciation and amortization	0.98	0.98
Estimated Core FFO (1)(2)	$0.82	$0.88

Operating Assumptions:
Leasing Activity (square feet)	600,000	900,000
PGRE's share of Same Store Leased % (2) at year end	88.0%	90.0%
Decrease in PGRE's share of Same Store Cash NOI (2)	(2.0%)	-%
Decrease in PGRE's share of Same Store NOI (2)	(11.5%)	(9.5%)

Financial Assumptions (at share):
Estimated net loss	$(38,000)	$(24,000)
Depreciation and amortization	236,000	236,000
General and administrative expenses	57,500	55,500
Interest and debt expense, including amortization of deferred financing costs	136,000	133,000
Fee income, net of income taxes	(26,500)	(28,500)
NOI (2)	365,000	372,000
Straight-line rent adjustments and above and below-market lease revenue, net	(5,000)	(6,000)
Cash NOI (2)	$360,000	$366,000

(1)

We are reaffirming our Estimated Core FFO Guidance for the full year of 2021, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on April 28, 2021 and otherwise referenced during our conference call scheduled for April 29, 2021.  These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic, straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 37 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2021	March 31, 2020	December 31, 2020

Net (loss) income attributable to common stockholders:
Continuing operations	$(3,578)	$1,968	$(4,876)
Discontinued operations	-	1,380	(9,948)
Net (loss) income attributable to common stockholders	$(3,578)	$3,348	$(14,824)

Net (loss) income per share - basic and diluted:
Per share from continuing operations	$(0.02)	$0.01	$(0.02)
Per share from discontinued operations	-	0.00	(0.05)
Net (loss) income per share - basic and diluted	$(0.02)	$0.01	$(0.07)

Core FFO attributable to common stockholders (1)	$50,572	$61,509	$52,495
Per share - diluted	$0.23	$0.27	$0.24

PGRE's share of Cash NOI (1)	$89,443	$98,529	$97,599
PGRE's share of NOI (1)	$95,564	$110,557	$100,726

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended March 31, 2021 vs. March 31, 2020	(2.6%)	Three Months Ended March 31, 2021 vs. March 31, 2020	(7.5%)

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Leased % (1)	88.6%	95.2%	95.5%	95.6%	95.9%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
March 31, 2021 vs. December 31, 2020	(6.6%)	March 31, 2021 vs. March 31, 2020	(7.3%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
High	$10.56	$10.36	$7.99	$10.38	$15.00
Low	$8.51	$5.54	$6.69	$6.95	$6.42
Closing (end of period)	$10.13	$9.04	$7.08	$7.71	$8.80

Dividends per common share	$0.07	$0.07	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.28	$0.28	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	2.8%	3.1%	5.6%	5.2%	4.5%

(1)	See page 37 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2021	December 31, 2020
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,013,345	5,997,078
	7,979,582	7,963,315
Accumulated depreciation and amortization	(1,012,213)	(966,697)
Real estate, net	6,967,369	6,996,618
Cash and cash equivalents	464,652	434,530
Restricted cash	23,588	30,794
Investments in unconsolidated joint ventures	411,790	412,724
Investments in unconsolidated real estate funds	12,961	12,917
Accounts and other receivables	12,653	17,502
Deferred rent receivable	337,523	330,239
Deferred charges, net	111,730	116,278
Intangible assets, net	144,161	153,519
Other assets	85,521	48,976
Total assets	$8,571,948	$8,554,097

Liabilities:
Notes and mortgages payable, net	$3,814,962	$3,800,739
Revolving credit facility	-	-
Accounts payable and accrued expenses	117,260	101,901
Dividends and distributions payable	16,889	16,796
Intangible liabilities, net	53,004	55,996
Other liabilities	63,898	62,931
Total liabilities	4,066,013	4,038,363

Equity:
Paramount Group, Inc. equity	3,628,473	3,653,177
Noncontrolling interests in:
Consolidated joint ventures	438,937	437,161
Consolidated real estate fund	79,114	79,017
Operating Partnership	359,411	346,379
Total equity	4,505,935	4,515,734

Total liabilities and equity	$8,571,948	$8,554,097

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2021	March 31, 2020	December 31, 2020
Revenues:
Rental revenue (1)	$173,146	$175,425	$174,181
Fee and other income (1)	8,020	8,561	8,177
Total revenues	181,166	183,986	182,358

Expenses:
Operating	66,618	67,014	68,395
Depreciation and amortization	58,305	58,427	59,168
General and administrative (1)	14,364	12,249	17,962
Transaction related costs	281	203	554
Total expenses	139,568	137,893	146,079

Other income (expense):
Loss from unconsolidated joint ventures	(5,316)	(4,221)	(4,175)
Income from unconsolidated real estate funds	180	52	187
Interest and other income (loss), net (1)	1,302	(996)	2,130
Interest and debt expense (1)	(34,739)	(36,619)	(35,788)
Income (loss) from continuing operations, before income taxes	3,025	4,309	(1,367)
Income tax expense	(1,141)	(604)	(358)
Income (loss) from continuing operations, net	1,884	3,705	(1,725)
Income (loss) from discontinued operations, net	-	1,521	(10,890)
Net income (loss)	1,884	5,226	(12,615)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(5,728)	(1,514)	(3,772)
Consolidated real estate fund	(85)	(23)	159
Operating Partnership	351	(341)	1,404
Net (loss) income attributable to common stockholders	$(3,578)	$3,348	$(14,824)

Net (loss) income per diluted share:
(Loss) income from continuing operations, net	$(0.02)	$0.01	$(0.02)
Income (loss) from discontinued operations, net	-	0.00	(0.05)
Net (loss) income per diluted share	$(0.02)	$0.01	$(0.07)

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
Rental Revenue:	March 31, 2021	March 31, 2020	December 31, 2020
Property rentals	$152,926	$149,138	$156,053
Tenant reimbursements	12,069	14,049	13,852
Straight-line rent adjustments	7,282	10,695	4,189
Amortization of above and below-market leases, net	855	1,543	87
Lease termination income	14	-	-
Total rental revenue	$173,146	$175,425	$174,181

	Three Months Ended
Fee and Other Income:	March 31, 2021	March 31, 2020	December 31, 2020
Asset management	$3,486	$3,521	$3,538
Property management	2,196	2,450	2,283
Acquisition, disposition and leasing	-	-	43
Other	988	359	514
Total fee income	6,670	6,330	6,378
Other (primarily parking income and tenant requested services,
including overtime heating and cooling)	1,350	2,231	1,799
Total fee and other income	$8,020	$8,561	$8,177

	Three Months Ended
General and Administrative:	March 31, 2021	March 31, 2020	December 31, 2020
General and administrative expenses	$13,452	$14,233	$16,106
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets,
which is included in "interest and other income (loss), net")	912	(1,984)	1,856
Total general and administrative	$14,364	$12,249	$17,962

	Three Months Ended
Interest and Other Income (Loss), net:	March 31, 2021	March 31, 2020	December 31, 2020
Interest income, net	$390	$988	$274
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan liabilities,
which is included in "general and administrative" expenses)	912	(1,984)	1,856
Total interest and other income (loss), net	$1,302	$(996)	$2,130

	Three Months Ended
Interest and Debt Expense:	March 31, 2021	March 31, 2020	December 31, 2020
Interest expense	$32,420	$34,301	$33,468
Amortization of deferred financing costs	2,319	2,318	2,320
Total interest and debt expense	$34,739	$36,619	$35,788

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2021	March 31, 2020	December 31, 2020
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$1,884	$5,226	$(12,615)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	69,141	70,940	70,700
Adjustments related to discontinued operations (including
loss on sale of real estate)	-	690	12,766
FFO (1)	71,025	76,856	70,851
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(15,074)	(8,969)	(13,167)
Consolidated real estate fund	(85)	(23)	159
FFO attributable to Paramount Group Operating Partnership	55,866	67,864	57,843
Less FFO attributable to noncontrolling interests in Operating Partnership	(4,992)	(6,278)	(5,004)
FFO attributable to common stockholders (1)	$50,874	$61,586	$52,839
Per diluted share	$0.23	$0.27	$0.24

FFO	$71,025	$76,856	$70,851
Non-core items:
Our share of earnings from 712 Fifth Avenue in excess of
(or less than) distributions	(577)	(388)	(891)
Other, net	246	303	515
Core FFO (1)	70,694	76,771	70,475
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(15,074)	(8,969)	(13,167)
Consolidated real estate fund	(85)	(23)	159
Core FFO attributable to Paramount Group Operating Partnership	55,535	67,779	57,467
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,963)	(6,270)	(4,972)
Core FFO attributable to common stockholders (1)	$50,572	$61,509	$52,495
Per diluted share	$0.23	$0.27	$0.24

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,666,005	227,769,213	218,989,711
Effect of dilutive securities	50,920	35,963	40,406
Denominator for FFO and Core FFO per diluted share	218,716,925	227,805,176	219,030,117

(1)	See page 37 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended
	March 31, 2021	March 31, 2020	December 31, 2020
Reconciliation of Core FFO to FAD:
Core FFO	$70,694	$76,771	$70,475
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(8,102)	(11,804)	(4,961)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,803)	(2,832)	(1,126)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,642	2,630	2,659
Amortization of stock-based compensation expense	5,486	5,397	5,098
Expenditures to maintain assets	(1,956)	(4,709)	(5,246)
Second generation tenant improvements and leasing commissions	(8,241)	(23,933)	(19,731)
Adjustments related to discontinued operations	-	119	146
FAD (1)	58,720	41,639	47,314
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,890)	(2,773)	216
Consolidated real estate fund	(85)	(23)	159
FAD attributable to Paramount Group Operating Partnership	51,745	38,843	47,689
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,624)	(3,593)	(4,126)
FAD attributable to common stockholders (1) (2)	$47,121	$35,250	$43,563

Dividends declared on common stock	$15,327	$22,246	$15,318

(1)	See page 37 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended
	March 31, 2021	March 31, 2020	December 31, 2020
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$1,884	$5,226	$(12,615)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	69,141	70,940	70,700
Interest and debt expense (including our share
of unconsolidated joint ventures)	40,096	42,121	41,229
Income tax expense (including our share of
unconsolidated joint ventures)	1,149	618	358
Adjustments related to discontinued operations (including
loss on sale of real estate)	-	690	12,765
EBITDAre (1)	112,270	119,595	112,437
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,743)	(15,793)	(20,939)
Consolidated real estate fund	(88)	(131)	155
PGRE's share of EBITDAre (1)	$89,439	$103,671	$91,653

EBITDAre	$112,270	$119,595	$112,437
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of earnings from 712 Fifth Avenue in excess of
(or less than) distributions	(577)	(388)	(891)
Other, net	45	29	579
Adjusted EBITDAre (1)	111,738	119,236	112,125
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,743)	(15,793)	(20,939)
PGRE's share of Adjusted EBITDAre (1)	$88,995	$103,443	$91,186

(1)	See page 37 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended
	March 31, 2021	March 31, 2020	December 31, 2020
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$1,884	$5,226	$(12,615)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,305	58,427	59,168
General and administrative	14,364	12,249	17,962
Interest and debt expense	34,739	36,619	35,788
Income tax expense	1,141	604	358
NOI from unconsolidated joint ventures	10,326	13,392	11,928
Loss from unconsolidated joint ventures	5,316	4,221	4,175
Fee income	(6,670)	(6,330)	(6,378)
Interest and other (income) loss, net	(1,302)	996	(2,130)
Adjustments related to discontinued operations (including
loss on sale of real estate)	-	690	12,765
Other, net	101	151	367
NOI (1)	118,204	126,245	121,388
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,725)	(15,691)	(20,909)
Consolidated real estate fund	85	3	247
PGRE's share of NOI (1)	$95,564	$110,557	$100,726

NOI	$118,204	$126,245	$121,388
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(8,102)	(11,804)	(4,961)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,803)	(2,832)	(1,126)
Adjustments related to discontinued operations	-	119	146
Cash NOI (1)	108,299	111,728	115,447
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,941)	(13,202)	(18,095)
Consolidated real estate fund	85	3	247
PGRE's share of Cash NOI (1)	$89,443	$98,529	$97,599

(1)	See page 37 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended March 31, 2021
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$1,884	$2,273	$10,920	$(11,309)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,305	39,284	18,052	969
General and administrative	14,364	-	-	14,364
Interest and debt expense	34,739	21,259	12,353	1,127
Income tax expense	1,141	-	4	1,137
NOI from unconsolidated joint ventures	10,326	2,821	7,537	(32)
Loss (income) from unconsolidated joint ventures	5,316	(17)	5,242	91
Fee income	(6,670)	-	-	(6,670)
Interest and other (income) loss, net	(1,302)	14	(37)	(1,279)
Other, net	101	-	-	101
NOI (1)	118,204	65,634	54,071	(1,501)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,725)	(2,593)	(20,132)	-
Consolidated real estate fund	85	-	-	85
PGRE's share of NOI for the three months ended March 31, 2021	$95,564	$63,041	$33,939	$(1,416)
PGRE's share of NOI for the three months ended March 31, 2020	$110,557	$75,492	$34,439	$626

NOI	$118,204	$65,634	$54,071	$(1,501)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(8,102)	(1,795)	(6,397)	90
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,803)	267	(2,070)	-
Cash NOI (1)	108,299	64,106	45,604	(1,411)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,941)	(2,485)	(16,456)	-
Consolidated real estate fund	85	-	-	85
PGRE's share of Cash NOI for the three months ended March 31, 2021	$89,443	$61,621	$29,148	$(1,326)
PGRE's share of Cash NOI for the three months ended March 31, 2020	$98,529	$69,470	$28,233	$826

(1)	See page 37 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended March 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2021	$89,443	$61,621	$29,148	$(1,326)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	3,008	403	1,279	1,326
PGRE's share of Same Store Cash NOI for the three months ended March 31, 2021	$92,451	$62,024	$30,427	$-

	Three Months Ended March 31, 2020
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2020	$98,529	$69,470		$28,233	$826
Dispositions / Discontinued Operations	(5,024)	(2,694)	(2)	-	(2,330)	(3)
Other, net	1,421	(76)		(7)	1,504
PGRE's share of Same Store Cash NOI for the three months ended March 31, 2020	$94,926	$66,700		$28,226	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(2,475)	(4)	$(4,676)	(4)	$2,201	$-
% (Decrease) increase	(2.6%)	(4)	(7.0%)	(4)	7.8%

(1)	See page 37 for our definition of this measure.
(2)	Represents Cash NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).
(4)	Primarily due to the January 1, 2021 expiration of Barclays' 497,500 square foot lease at 1301 Avenue of the Americas.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended March 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2021	$95,564	$63,041	$33,939	$(1,416)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	3,240	545	1,279	1,416
PGRE's share of Same Store NOI for the three months ended March 31, 2021	$98,804	$63,586	$35,218	$-

	Three Months Ended March 31, 2020
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2020	$110,557	$75,492		$34,439	$626
Dispositions / Discontinued Operations	(5,274)	(3,063)	(2)	-	(2,211)	(3)
Other, net	1,502	(76)		(7)	1,585
PGRE's share of Same Store NOI for the three months ended March 31, 2020	$106,785	$72,353		$34,432	$-

(Decrease) increase in PGRE's share of Same Store NOI	$(7,981)	(4)	$(8,767)	(4)	$786	$-
% (Decrease) increase	(7.5%)	(4)	(12.1%)	(4)	2.3%

(1)	See page 37 for our definition of this measure.
(2)	Represents NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).
(4)	Primarily due to the January 1, 2021 expiration of Barclays' 497,500 square foot lease at 1301 Avenue of the Americas.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,458,220	$1,785,337	$1,183,220	$489,663	$-
Cash and cash equivalents	165,736	70,033	64,750	30,953	2,624
Restricted cash	1,383	78	1,305	-	-
Investments in unconsolidated joint ventures	-	-	-	-	67,423
Accounts and other receivables	5,855	4,488	993	374	124
Deferred rent receivable	199,186	116,097	62,011	21,078	-
Deferred charges, net	53,717	28,805	15,264	9,648	-
Intangible assets, net	72,594	54,440	13,600	4,554	-
Other assets	16,265	11,916	4,284	65	15,728
Total Assets	$3,972,956	$2,071,194	$1,345,427	$556,335	$85,899

Liabilities:
Notes and mortgages payable, net	$2,470,209	$1,241,369	$971,976	$256,864	$-
Accounts payable and accrued expenses	67,154	17,921	35,619	13,614	79
Intangible liabilities, net	31,933	17,598	13,380	955	-
Other liabilities	4,901	479	4,369	53	-
Total Liabilities	2,574,197	1,277,367	1,025,344	271,486	79

Equity:
Paramount Group, Inc. equity	959,822	715,102	156,909	87,811	6,706
Noncontrolling interests	438,937	78,725	163,174	197,038	79,114
Total Equity	1,398,759	793,827	320,083	284,849	85,820

Total Liabilities and Equity	$3,972,956	$2,071,194	$1,345,427	$556,335	$85,899

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Other (1)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$3,470,766	$1,794,011	$1,186,842	$489,913	$-	$-
Cash and cash equivalents	130,752	68,049	51,081	10,654	968	2,512
Restricted cash	1,383	78	1,305	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	-	67,505
Accounts and other receivables	6,747	3,867	900	1,980	-	124
Deferred rent receivable	192,401	115,270	57,801	19,330	-	-
Deferred charges, net	55,156	28,977	16,261	9,918	-	-
Intangible assets, net	76,545	56,588	14,728	5,229	-	-
Other assets	5,806	451	5,044	310	1	15,690
Total Assets	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

Liabilities:
Notes and mortgages payable, net	$2,457,272	$1,241,121	$971,717	$244,434	$-	$-
Accounts payable and accrued expenses	51,513	18,310	24,239	8,931	33	77
Intangible liabilities, net	33,566	18,339	14,176	1,051	-	-
Other liabilities	4,486	67	4,348	3	68	-
Total Liabilities	2,546,837	1,277,837	1,014,480	254,419	101	77

Equity:
Paramount Group, Inc. equity	955,558	711,049	156,614	87,165	730	6,737
Noncontrolling interests	437,161	78,405	162,868	195,750	138	79,017
Total Equity	1,392,719	789,454	319,482	282,915	868	85,754

Total Liabilities and Equity	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

(1)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$97,238	$47,479	$36,328	$13,431	$-
Total operating expenses	29,968	17,388	9,326	3,254	-
Net operating income (2)	67,270	30,091	27,002	10,177	-
Depreciation and amortization	(28,285)	(14,139)	(10,144)	(4,002)	-
Interest and other income (loss), net	23	(14)	34	3	148
Interest and debt expense	(21,986)	(9,633)	(10,085)	(2,268)	-
Loss from unconsolidated joint ventures	-	-	-	-	(93)
Net income before income taxes	17,022	6,305	6,807	3,910	55
Income tax expense	(1)	-	(1)	-	(2)
Net income	$17,021	$6,305	$6,806	$3,910	$53

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,230	$5,680	$3,335	$1,215	$(32)
Add: Management fee income	1,063	411	194	458	-
PGRE's share of net income (loss)	11,293	6,091	3,529	1,673	(32)
Add: Real estate depreciation and amortization	18,939	12,724	4,970	1,245	-
FFO/Core FFO (2)	$30,232	$18,815	$8,499	$2,918	$(32)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$6,791	$625	$3,471	$2,695	$85
Less: Management fee expense	(1,063)	(411)	(194)	(458)	-
Net income attributable to noncontrolling interests	5,728	214	3,277	2,237	85
Add: Real estate depreciation and amortization	9,346	1,415	5,174	2,757	-
FFO/Core FFO (2)	$15,074	$1,629	$8,451	$4,994	$85

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway.
(2)	See page 37 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2020
	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated			Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$43,052	$35,492	$7,560	$-
Total operating expenses	12,680	9,473	3,207	2
Net operating income (loss) (1)	30,372	26,019	4,353	(2)
Depreciation and amortization	(13,556)	(10,535)	(3,021)	-
Interest and other income, net	187	152	35	125
Interest and debt expense	(12,562)	(10,194)	(2,368)	(141)
Loss from unconsolidated joint ventures	-	-	-	(1)
Net income (loss) before income taxes	4,441	5,442	(1,001)	(19)
Income tax benefit (expense)	10	(1)	11	(2)
Net income (loss)	$4,451	$5,441	$(990)	$(21)

PGRE's share
Ownership	Total	49.0%	31.1%	7.4%
Net income (loss)	$2,335	$2,666	$(331)	$(44)
Add: Management fee income	602	177	425	-
PGRE's share of net income (loss)	2,937	2,843	94	(44)
Add: Real estate depreciation and amortization	6,101	5,162	939	-
FFO/Core FFO (1)	$9,038	$8,005	$1,033	$(44)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	92.6%
Net income (loss)	$2,116	$2,775	$(659)	$23
Less: Management fee expense	(602)	(177)	(425)	-
Net income (loss) attributable to noncontrolling interests	1,514	2,598	(1,084)	23
Add: Real estate depreciation and amortization	7,455	5,373	2,082	-
FFO/Core FFO (1)	$8,969	$7,971	$998	$23

(1)	See page 37 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,690,006	$210,264	$654,294	$376,460	$214,256	$1,234,732
Cash and cash equivalents	87,834	17,519	29,674	12,008	6,173	22,460
Restricted cash	52,110	1,727	-	-	2,048	48,335
Accounts and other receivables	1,397	455	397	367	25	153
Deferred rent receivable	26,001	16,754	4,286	2,077	2,337	547
Deferred charges, net	11,250	8,401	1,067	439	1,343	-
Intangible assets, net	96,775	-	36,595	21,871	5,370	32,939
Other assets	8,099	3,514	138	58	31	4,358
Total Assets	$2,973,472	$258,634	$726,451	$413,280	$231,583	$1,343,524

Liabilities:
Notes and mortgages payable, net	$1,834,074	$297,467	$403,273	$186,631	$148,694	$798,009
Accounts payable and accrued expenses	65,863	6,750	13,958	5,128	3,734	36,293
Intangible liabilities, net	24,608	-	7,505	14,247	2,856	-
Other liabilities	16,640	262	14,436	109	238	1,595
Total Liabilities	1,941,185	304,479	439,172	206,115	155,522	835,897

Total Equity	1,032,287	(45,845)	287,279	207,165	76,061	507,627

Total Liabilities and Equity	$2,973,472	$258,634	$726,451	$413,280	$231,583	$1,343,524

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,674,858	$211,635	$658,112	$378,946	$214,774	$1,211,391
Cash and cash equivalents	83,093	22,860	23,984	8,817	3,851	23,581
Restricted cash	37,056	1,727	-	-	1,295	34,034
Accounts and other receivables	4,074	1,191	1,999	501	230	153
Deferred rent receivable	24,518	15,863	3,811	1,964	2,218	662
Deferred charges, net	11,383	8,719	805	463	1,396	-
Intangible assets, net	110,307	-	40,444	23,696	6,037	40,130
Other assets	5,786	174	155	2,083	107	3,267
Total Assets	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

Liabilities:
Notes and mortgages payable, net	$1,801,084	$297,364	$402,057	$186,592	$146,693	$768,378
Accounts payable and accrued expenses	64,710	9,227	10,995	5,909	2,745	35,834
Intangible liabilities, net	26,772	-	8,345	15,318	3,109	-
Other liabilities	22,865	269	20,764	108	304	1,420
Total Liabilities	1,915,431	306,860	442,161	207,927	152,851	805,632

Total Equity	1,035,644	(44,691)	287,149	208,543	77,057	507,586

Total Liabilities and Equity	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$57,285	$10,140	$12,314	$8,258	$4,326	$22,247
Total operating expenses	25,110	5,880	6,441	2,956	1,713	8,120
Net operating income (2)	32,175	4,260	5,873	5,302	2,613	14,127
Depreciation and amortization	(27,453)	(2,768)	(8,663)	(4,813)	(2,085)	(9,124)
Interest and other loss, net	(33)	(1)	(21)	(3)	(5)	(3)
Interest and debt expense	(13,740)	(2,645)	(3,347)	(1,857)	(1,519)	(4,372)
Net (loss) income before income taxes	(9,051)	(1,154)	(6,158)	(1,371)	(996)	628
Income tax expense	(16)	-	(3)	(8)	(3)	(2)
Net (loss) income	$(9,067)	$(1,154)	$(6,161)	$(1,379)	$(999)	$626

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,851)	$(577)	$(4,130)	$(620)	$(490)	$(34)
Less: Step-up basis adjustment	(42)	-	-	(2)	-	(40)
Add: Earnings from 712 Fifth Avenue less than distributions	577	577	-	-	-	-
PGRE's share of net loss	(5,316)	-	(4,130)	(622)	(490)	(74)
Add: Real estate depreciation and amortization	10,836	1,384	5,804	2,124	1,022	502
FFO (2)	5,520	1,384	1,674	1,502	532	428
Less: Earnings from 712 Fifth Avenue less than distributions	(577)	(577)	-	-	-	-
Core FFO (2)	$4,943	$807	$1,674	$1,502	$532	$428

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(3,216)	$(577)	$(2,031)	$(759)	$(509)	$660
Add: Real estate depreciation and amortization	16,659	1,384	2,859	2,691	1,063	8,662
FFO/Core FFO (2)	$13,443	$807	$828	$1,932	$554	$9,322

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 37 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$63,194	$10,908	$16,348	$8,529	$5,292	$22,117
Total operating expenses	25,940	6,411	6,675	3,391	1,906	7,557
Net operating income (2)	37,254	4,497	9,673	5,138	3,386	14,560
Depreciation and amortization	(30,182)	(2,665)	(10,572)	(4,762)	(3,055)	(9,128)
Interest and other income (loss), net	77	66	(8)	-	(3)	22
Interest and debt expense	(15,909)	(2,673)	(3,349)	(1,857)	(1,567)	(6,463)
Net loss before income taxes	(8,760)	(775)	(4,256)	(1,481)	(1,239)	(1,009)
Income tax expense	(39)	-	(4)	(15)	(6)	(14)
Net loss	$(8,799)	$(775)	$(4,260)	$(1,496)	$(1,245)	$(1,023)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(4,571)	$(388)	$(2,854)	$(684)	$(610)	$(35)
Less: Step-up basis adjustment	(38)	-	-	-	-	(38)
Add: Earnings from 712 Fifth Avenue less than distributions	388	388	-	-	-	-
PGRE's share of net loss	(4,221)	-	(2,854)	(684)	(610)	(73)
Add: Real estate depreciation and amortization	12,513	1,333	7,083	2,100	1,497	500
FFO (2)	8,292	1,333	4,229	1,416	887	427
Less: Earnings from 712 Fifth Avenue less than distributions	(388)	(388)	-	-	-	-
Core FFO (2)	$7,904	$945	$4,229	$1,416	$887	$427

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(4,228)	$(387)	$(1,406)	$(812)	$(635)	$(988)
Add: Real estate depreciation and amortization	17,707	1,332	3,489	2,662	1,558	8,666
FFO/Core FFO (2)	$13,479	$945	$2,083	$1,850	$923	$7,678

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 37 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of March 31, 2021
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,831,864
$1.0 billion Revolving Credit Facility	-
3,831,864
Less:
Noncontrolling interests' share of consolidated debt (2)	(799,217)
Add:
PGRE's share of unconsolidated joint venture debt (3)	609,249
PGRE's Share of Total Debt (4)	3,641,896

	Shares / Units	Share Price as of
Equity:	Outstanding	March 31, 2021
Common stock	218,950,596	$10.13	2,217,970
Operating Partnership units	21,694,009	10.13	219,760
Total equity	240,644,605	10.13	2,437,730

Total Market Capitalization			$6,079,626

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests' share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 37 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	850,000	2.59%	500,000	3.05%	350,000	1.93%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	256,864	3.65%	256,864	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,831,864	3.32%	3,481,864	3.46%	350,000	1.93%
Noncontrolling interests' share	(799,217)	3.78%	(799,217)	3.78%	-	-
PGRE's share of consolidated debt	$3,032,647	3.19%	$2,682,647	3.36%	$350,000	1.93%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	406,754	3.05%	402,000	3.07%	4,754	1.62%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	149,900	3.65%	-	-	149,900	3.65%
60 Wall Street	575,000	2.56%	-	-	575,000	2.56%
Oder-Center, Germany	18,905	4.62%	18,905	4.62%	-	-
Total unconsolidated debt	1,638,059	3.11%	908,405	3.37%	729,654	2.77%
Joint venture partners' share	(1,028,810)	2.99%	(404,600)	3.46%	(624,210)	2.69%
PGRE's share of unconsolidated debt	$609,249	3.30%	$503,805	3.30%	$105,444	3.29%

PGRE's share of Total Debt (1)	$3,641,896	3.21%	$3,186,452	3.35%	$455,444	2.24%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	40.5%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	43.1%	Consolidated fixed rate debt	$2,682,647
Fixed Charge Coverage	Greater than 1.5x	3.45x	Unconsolidated fixed rate debt	503,805
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,186,452	87.5%
Unencumbered Interest Coverage	Greater than 1.75x	31.77x	Variable rate debt:
			Consolidated variable rate debt	350,000
			Unconsolidated variable rate debt	105,444
			PGRE's share of variable rate debt	455,444	12.5%

			PGRE's share of Total Debt (1)	$3,641,896	100.0%

(1)	See page 37 for our definition of this measure.
(2)

This section presents ratios as of March 31, 2021 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2021		2022	2023	2024	2025	Thereafter	Total
1301 Avenue of the Americas	$850,000	(1)	$-	$-	$-	$-	$-	$850,000
300 Mission Street	-		-	256,864	-	-	-	256,864
One Market Plaza	-		-	-	975,000	-	-	975,000
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
31 West 52nd Street	-		-	-	-	-	500,000	500,000
Revolving Credit Facility	-		-	-	-	-	-	-
Total consolidated debt	850,000		-	256,864	975,000	-	1,750,000	3,831,864
Noncontrolling interests' share	-		-	(176,979)	(497,250)	-	(124,988)	(799,217)
PGRE's share of consolidated debt	$850,000		$-	$79,885	$477,750	$-	$1,625,012	$3,032,647

Unconsolidated Joint Venture Debt:
60 Wall Street	$-		$575,000	$-	$-	$-	$-	$575,000
Oder-Center, Germany	-		18,905	-	-	-	-	18,905
111 Sutter Street	-		-	149,900	-	-	-	149,900
Market Center	-		-	-	-	406,754	-	406,754
712 Fifth Avenue	-		-	-	-	-	300,000	300,000
55 Second Street	-		-	-	-	-	187,500	187,500
Total unconsolidated debt	-		593,905	149,900	-	406,754	487,500	1,638,059
Joint venture partners' share	-		(563,301)	(76,449)	-	(134,229)	(254,831)	(1,028,810)
PGRE's share of unconsolidated debt	$-		$30,604	$73,451	$-	$272,525	$232,669	$609,249

PGRE's Share of Total Debt (2)	$850,000		$30,604	$153,336	$477,750	$272,525	$1,857,681	$3,641,896

Weighted average rate	2.59%		2.68%	3.65%	4.03%	3.05%	3.28%	3.21%

% of debt maturing	23.3%		0.8%	4.2%	13.1%	7.5%	51.1%	100.0%

(1)	This debt matures in November 2021. We are currently exploring various alternatives to refinance this debt.
(2)	See page 37 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Number of	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Buildings	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)

As of March 31, 2021
New York:
1633 Broadway	West Side	90.0%	1	2,499,105	98.3%	98.3%	$187,713	$79.12
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,758,761	71.1%	71.1%	107,567	86.17
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	811,104	91.3%	91.3%	50,063	69.05
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	763,172	99.3%	98.2%	71,188	92.44
900 Third Avenue	East Side	100.0%	1	591,533	79.7%	79.7%	34,702	73.67
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,411	69.0%	65.7%	41,341	115.76
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(3)
Subtotal / Weighted average			7	8,592,569	89.4%	89.0%	566,174	74.74
PGRE's share			7	6,526,932	87.3%	87.1%	456,821	81.56

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,603,782	93.3%	93.3%	148,965	99.39
Market Center	South Financial District	67.0%	2	745,036	84.3%	84.0%	54,869	87.59
300 Mission Street	South Financial District	31.1%	1	660,702	99.1%	99.1%	55,666	85.21
One Front Street	North Financial District	100.0%	1	644,555	99.9%	98.8%	53,609	84.26
55 Second Street	South Financial District	44.1%	1	376,669	96.3%	96.3%	29,110	80.30
111 Sutter Street	North Financial District	49.0%	1	277,724	59.4%	59.4%	13,137	80.79
Subtotal / Weighted average			8	4,308,468	91.7%	91.5%	355,356	90.20
PGRE's share			8	2,437,256	92.0%	91.7%	199,951	89.54

Total / Weighted average			15	12,901,037	90.1%	89.9%	$921,530	$80.09
PGRE's share			15	8,964,188	88.6%	88.3%	$656,772	$83.88

(1)	See page 37 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents "triple-net" rent.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of March 31, 2021		As of December 31, 2020		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.3%	98.3%	-%
1301 Avenue of the Americas	100.0%	71.1%	71.1%	99.0%	99.0%	(27.9%)	(2)
1325 Avenue of the Americas	100.0%	91.3%	91.3%	91.8%	91.8%	(0.5%)
31 West 52nd Street	100.0%	99.3%	99.3%	99.3%	99.3%	-%
900 Third Avenue	100.0%	79.7%	79.7%	80.6%	80.6%	(0.9%)
712 Fifth Avenue	50.0%	69.0%	69.0%	70.8%	70.8%	(1.8%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		89.4%	89.4%	95.3%	95.3%	(5.9%)	(2)
PGRE's share		87.3%	87.3%	95.1%	95.1%	(7.8%)	(2)

San Francisco:
One Market Plaza	49.0%	93.3%	93.3%	97.5%	97.5%	(4.2%)
Market Center	67.0%	84.3%	84.3%	90.2%	90.2%	(5.9%)
300 Mission Street	31.1%	99.1%	99.1%	99.1%	99.1%	-%
One Front Street	100.0%	99.9%	99.9%	100.0%	100.0%	(0.1%)
55 Second Street	44.1%	96.3%	96.3%	95.7%	95.7%	0.6%
111 Sutter Street	49.0%	59.4%	59.4%	79.6%	79.6%	(20.2%)
Weighted average		91.7%	91.7%	95.6%	95.6%	(3.9%)
PGRE's share		92.0%	92.0%	95.7%	95.7%	(3.7%)

Weighted average		90.1%	90.1%	95.4%	95.4%	(5.3%)	(2)
PGRE's share		88.6%	88.6%	95.2%	95.2%	(6.6%)	(2)

(1)	See page 37 for our definition of this measure.
(2)	Primarily due to the January 1, 2021 expiration of Barclays' 497,500 square foot lease at 1301 Avenue of the Americas.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total			Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet		% of Total		Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied		Occupied		Square Feet	Amount	Foot	Rent
As of March 31, 2021
First Republic Bank	One Front Street	Jun-2025	(2)	350,340	(2)	350,340	(2)	3.9%	29,233	83.44	4.5%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.7%	28,941	87.97	4.4%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		3.2%	28,122	97.37	4.3%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.5%	27,616	88.32	4.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(3)	320,325	(3)	320,325	(3)	3.6%	27,304	85.24	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		2.6%	18,140	77.27	2.8%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		293,888		264,502		3.0%	17,648	66.72	2.7%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		235,079		2.6%	16,845	71.66	2.6%
Google, Inc.	One Market Plaza	Apr-2025		342,211		167,683		1.9%	15,089	89.99	2.3%
Uber Technologies, Inc.	Market Center	Jul-2023		236,398		158,387		1.8%	13,866	87.55	2.1%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of March 31, 2021
Legal Services	1,734,851	21.9%	$147,498	22.5%
Technology and Media	1,727,432	21.8%	138,156	21.0%
Financial Services, all others	1,245,926	15.7%	113,753	17.3%
Financial Services - Commercial and Investment Banking	1,373,185	17.3%	111,246	16.9%
Insurance	448,762	5.7%	41,824	6.4%
Retail	128,110	1.6%	13,872	2.1%
Travel & Leisure	192,856	2.4%	13,746	2.1%
Real Estate	133,570	1.7%	11,249	1.7%
Consumer Products	120,545	1.5%	9,906	1.5%
Other	811,605	10.4%	55,522	8.5%

(1)	See page 37 for our definition of this measure.
(2)	76,999 and 22,690 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.
(3)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total		New York		San Francisco

Three Months Ended March 31, 2021

Total square feet leased	188,641		155,956	(2)	32,685

PGRE's share of total square feet leased:	19,655		-		19,655
Initial rent (3)	$76.08		$-		$76.08
Weighted average lease term (in years)	3.9		-		3.9
Tenant improvements and leasing commissions:
Per square foot	$16.29		$-		$16.29
Per square foot per annum	$4.17		$-		$4.17
Percentage of initial rent	5.5%		-%		5.5%
Rent concessions:
Average free rent period (in months)	2.0		-		2.0
Average free rent period per annum (in months)	0.5		-		0.5

Second generation space: (3)
Square feet	18,211		-		18,211
Cash basis:
Initial rent (3)	$75.69		$-		$75.69
Prior escalated rent (3)	$82.82		$-		$82.82
Percentage decrease	(8.6%)	(4)	-%		(8.6%)	(4)
GAAP basis:
Straight-line rent (3)	$80.22		$-		$80.22
Prior straight-line rent (3)	$95.44		$-		$95.44
Percentage decrease	(15.9%)	(4)	-%		(15.9%)	(4)

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	Represents the square feet that was leased to the Gershwin Theatre at 1633 Broadway for a 20-year term.
(3)	See page 37 for our definition of this measure.
(4)	Driven by a short-term (18 month) above-market 13,914 square foot lease renewal.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	19,816	12,626	$1,072	$60.93	0.2%

2Q 2021	197,934	190,400	15,227	79.88	2.3%
3Q 2021	107,887	81,648	6,706	83.04	1.0%
4Q 2021	91,728	78,470	4,315	73.33	0.6%
Total 2021	397,549	350,518	26,248	79.71	3.9%

1Q 2022	280,695	139,852	12,503	89.57	1.9%
Remaining 2022	1,855,309	215,175	16,541	76.22	2.5%
Total 2022	2,136,004	355,027	29,044	81.45	4.4%
2023	911,736	761,453	62,221	84.70	9.4%
2024	785,415	697,567	59,261	85.02	8.9%
2025	1,380,966	871,751	74,157	85.00	11.2%
2026	1,415,326	985,601	85,819	85.00	12.9%
2027	202,707	139,594	12,584	90.09	1.9%
2028	257,836	210,598	17,483	83.51	2.6%
2029	578,253	515,191	40,263	78.57	6.1%
2030	607,964	511,483	44,891	87.81	6.8%
Thereafter	2,936,388	2,532,544	211,668	85.75	31.7%

(1)	See page 37 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,739	4,231	$548	$68.50	0.1%

2Q 2021	189,942	185,114	14,762	79.73	3.2%
3Q 2021	54,840	49,842	3,951	79.81	0.9%
4Q 2021	85,269	74,142	3,926	71.64	0.8%
Total 2021	330,051	309,098	22,639	78.50	4.9%

1Q 2022	52,385	45,306	4,369	96.44	0.9%
Remaining 2022	1,680,003	121,870	7,472	60.32	1.7%
Total 2022	1,732,388	167,176	11,841	70.13	2.6%
2023	531,018	517,433	40,209	81.59	8.7%
2024	584,861	568,017	47,577	83.88	10.3%
2025	299,107	241,876	21,617	89.34	4.7%
2026	704,695	646,145	53,759	80.02	11.7%
2027	85,378	79,854	6,932	86.80	1.5%
2028	147,554	127,134	10,503	83.21	2.3%
2029	537,064	494,320	38,527	78.37	8.4%
2030	403,756	393,040	33,732	85.87	7.3%
Thereafter	2,317,511	2,152,631	173,496	83.00	37.5%

(1)	See page 37 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	15,077	8,395	$524	$55.36	0.3%

2Q 2021	7,992	5,286	465	85.25	0.2%
3Q 2021	53,047	31,806	2,755	88.15	1.4%
4Q 2021	6,459	4,328	389	89.94	0.2%
Total 2021	67,498	41,420	3,609	87.97	1.8%

1Q 2022	228,310	94,546	8,134	86.22	4.0%
Remaining 2022	175,306	93,305	9,069	96.95	4.5%
Total 2022	403,616	187,851	17,203	91.60	8.5%
2023	380,718	244,020	22,012	90.30	10.8%
2024	200,554	129,550	11,684	90.07	5.7%
2025	1,081,859	629,875	52,540	83.33	25.8%
2026	710,631	339,456	32,060	94.37	15.8%
2027	117,329	59,740	5,652	94.51	2.8%
2028	110,282	83,464	6,980	83.98	3.4%
2029	41,189	20,871	1,736	83.19	0.9%
2030	204,208	118,443	11,159	94.21	5.5%
Thereafter	618,877	379,913	38,172	100.50	18.7%

(1)	See page 37 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended March 31, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$1,956	$1,041	$904	$11
Second generation tenant improvements	7,505	1,385	6,120	-
Second generation leasing commissions	736	523	213	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$10,197	$2,949	$7,237	$11

Redevelopment Expenditures: (1)
Lobby Renovations	$4,741	$3,111	$1,630	$-
Elevator Modernizations	4,201	3,609	592	-
Other	521	398	123	-
Total Redevelopment Expenditures	$9,463	$7,118	$2,345	$-

	Three Months Ended March 31, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$4,709	$3,738	$936	$35
Second generation tenant improvements	19,726	16,243	3,483	-
Second generation leasing commissions	4,207	1,220	2,987	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$28,642	$21,201	$7,406	$35

Redevelopment Expenditures: (1)
Lobby Renovations	$2,516	$1,112	$1,404	$-
Elevator Modernizations	1,735	456	1,279	-
Other	751	603	148	-
Total Redevelopment Expenditures	$5,002	$2,171	$2,831	$-

(1)	See page 37 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.